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                                                                   EXHIBIT 99(a)


                        CERTIFICATION OF ANNUAL REPORT

I, David G. Gartzke, Chairman, President and Chief Executive Officer of ALLETE, Inc. (Company), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 14, 2003





                                                        David G. Gartzke
                                                        ------------------------

                                                        David G. Gartzke
                                                        Chairman, President and
                                                        Chief Executive Officer